EXHIBIT 21.1
GC COMPANIES, INC.
SUBSIDIARIES


                                                JURISDICTION
                                                OF
SUBSIDIARY                                      INCORPORATION                      STOCKHOLDER
----------                                      -------------                      -----------

Chestnut Hill Clothes, Inc.                     Delaware                     GCC Investments, Inc.

Chestnut Hill Foods, Inc.                       Delaware                     GCC Investments, Inc.

Chestnut Hill Media, Inc.                       Delaware                     GCC Investments, Inc.

Chestnut Hill Telecommunications,  Inc.         Delaware                     GCC Investments, Inc.

Chestnut Hill Vision, Inc.                      Delaware                     GCC Investments, Inc.

Chestnut Hill Wireless, Inc.                    Delaware                     GCC Investments, Inc.

Cinema Ad-Ventures, Inc.                        Massachusetts                General Cinema Theatres, Inc.

GC Security Corp.                               Delaware                     GC Companies, Inc.

G.C. Theatre Corp. of California                California                   General Cinema Theatres, Inc.

GCC Investments, Inc.                           Delaware                     GC Companies, Inc.

GCC Radio, Inc.                                 Delaware                     GCC Investments, Inc.

GCT Management, Inc.                            Delaware                     General Cinema Theatres, Inc.

General Cinema Corp. of Georgia                 Georgia                      General Cinema Theatres, Inc.

General Cinema Corp. of Indiana                 Indiana                      General Cinema Theatres, Inc.

General Cinema Corp. of Louisiana               Louisiana                    General Cinema Theatres, Inc.

General Cinema Corp. of Maryland, Inc.          Maryland                     General Cinema Theatres, Inc.

General Cinema Corp. of Massachusetts           Massachusetts                General Cinema Theatres, Inc.

General Cinema Corp. of Michigan                Michigan                     General Cinema Theatres, Inc.

General Cinema Corp. of Minnesota, Inc.         Minnesota                    General Cinema Theatres, Inc.

General Cinema Corp. of New York, Inc.          New York                     General Cinema Theatres, Inc.

General Cinema Corp. of North Carolina          North Carolina               General Cinema Theatres, Inc.

General Cinema Corp. of Oklahoma, Inc.          Oklahoma                     General Cinema Theatres, Inc.

General Cinema Corp. of Pennsylvania            Pennsylvania                 General Cinema Theatres, Inc.

                               GC COMPANIES, INC.

                                  SUBSIDIARIES
                                   (continued)

                                                JURISDICTION
                                                OF
SUBSIDIARY                                      INCORPORATION                    STOCKHOLDER
----------                                      -------------                    -----------

General Cinema Corp. of Rhode Island            Rhode Island               General Cinema Theatres, Inc.

General Cinema Corp. of South Carolina          Delaware                   General Cinema Theatres, Inc.

General Cinema Corp. of Tennessee               Tennessee                  General Cinema Theatres, Inc.

General Cinema Corp. of Texas                   Texas                      General Cinema Theatres, Inc.

General Cinema Corp. of Virginia                Virginia                   General Cinema Theatres, Inc.

General Cinema Corp. of Washington              Washington                 General Cinema Theatres, Inc.

General Cinema of Arizona, Inc.                 Arizona                    General Cinema Theatres, Inc.

General Cinema of Framingham, Inc.              Massachussetts             General Cinema Corp. of Massachusetts

General Cinema of New Mexico, Inc.              New Mexico                 General Cinema Theatres, Inc.

General Cinema Theatres, Inc.                   Maine                      GC Companies, Inc.

General Cinema Theatres of Delaware, Inc.       Delaware                   General Cinema Theatres, Inc.

General Cinema Theatres of Florida, Inc.        Florida                    General Cinema Theatres, Inc.

General Cinema Theatres of Illinois, Inc.       Illinois                   General Cinema Theatres, Inc.

General Cinema Theatres of New Jersey, Inc.     New Jersey                 General Cinema Theatres, Inc.

General Cinema Theatres of Ohio, Inc.           Ohio                       General Cinema Theatres, Inc.

General Cinema Tickets, Inc.                    Delaware                   General Cinema Theatres, Inc.

Joliet Cinema, Inc.                             Delaware                   General Cinema Theatres, Inc.

Knights Holding Corp.                           Pennsylvania               General Cinema Corp. of Pennsylvania

Knights Realty Corp.                            Pennsylvania               Knights Theatre Corp.

Knights Theatre Corp.                           Pennsylvania               Knights Holding Corp.

Louis Joliet Cinema, Inc.                       Delaware                   General Cinema Theatres, Inc.

Global Cinema Network, Inc.                     Delaware                   General Cinema Theatres, Inc.
